Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of September 4, 2013

by and among

SENIOR HOUSING PROPERTIES TRUST,
as Borrower,

THE LENDERS PARTY HERETO,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

WELLS FARGO SECURITIES, LLC
RBC CAPITAL MARKETS,
and
CITIGROUP GLOBAL MARKETS INC.
as Joint Lead Arrangers
and
Joint Lead Bookrunners,

ROYAL BANK OF CANADA
and
CITIBANK, N.A.,
as Syndication Agents,
and

BANK OF AMERICA, N.A.,
REGIONS BANK
and
COMPASS BANK,
as Documentation Agents

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 4, 2013, by and among SENIOR HOUSING PROPERTIES TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of June 24, 2011 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), and desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by deleting “$50,000,000 swingline subfacility” from the second paragraph of the preamble to the Credit Agreement and replacing it with “$100,000,000 swingline subfacility”.

(b)           The Credit Agreement is amended by restating the table in the definition of “Applicable Facility Fee” set forth in Section 1.1. in its entirety as follows:

Level	Facility Fee
1	0.15%
2	0.15%
3	0.20%
4	0.30%
5	0.35%

(c)           The Credit Agreement is amended by restating the table in the definition of “Applicable Margin” set forth in Section 1.1. in its entirety as follows:

Level	Borrower’s Credit Rating (S&P/Moody’s)	Applicable Margin
1	A-/A3 or better	0.90%
2	BBB+/Baa1	1.00%
3	BBB/Baa2	1.10%
4	BBB-/Baa3	1.30%
5	Lower than BBB-/Baa3	1.70%

(d)           The Credit Agreement is amended by restating the definitions of “Capitalization Rate”, “Excluded Subsidiary”, “Guarantor”, “LIBOR”, “SE Subsidiaries”, “Secured Indebtedness”, “Termination Date”, “Unencumbered Asset” and “Unsecured Indebtedness” set forth in Section 1.1. in their entirety as follows:

“Capitalization Rate” means 8.0% for Senior Housing Assets and 7.50% for all other Properties.

“Excluded Subsidiary” means any Subsidiary (a) holding title to or beneficially owning assets which are or are intended to become collateral for any Secured Indebtedness of such Subsidiary, or being a beneficial owner of a Subsidiary holding title to or beneficially owning such assets (but having no material assets other than such beneficial ownership interests) and (b) which (i) is, or is expected to be, prohibited from Guarantying the Indebtedness of any other Person pursuant to any document, instrument or agreement evidencing such Secured Indebtedness or (ii) is prohibited from Guarantying the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition or anticipated condition to the extension of such Secured Indebtedness.  In addition, (A) Leisure Park Venture Limited Partnership shall be deemed to be an Excluded Subsidiary so long as any Indebtedness secured by the Acquired Property Lien Documents described in Part I of Schedule 1.1.(b) remains outstanding, (B) CCC of Kentucky Trust shall be deemed to be an Excluded Subsidiary so long as any Indebtedness secured by the Acquired Property Lien Documents described in Part II or Part III of Schedule 1.1.(b) remains outstanding, (C) each RMI Subsidiary shall be deemed to be an Excluded Subsidiary so long as any Property owned by such RMI Subsidiary remains subject to a Lien arising in connection with any Acquired Property Lien Document described in Part IV of Schedule 1.1.(b), (D) each SE Subsidiary shall be deemed to be an Excluded Subsidiary so long as any Property owned by such SE Subsidiary remains subject to a Lien arising in connection with any Acquired Property Lien Document described in Part VII of Schedule 1.1(b), (E) SNH Kent Properties LLC shall be deemed to be an Excluded Subsidiary so long as any Property owned by SNH Kent Properties LLC remains subject to a Lien arising in connection with any Acquired Property Lien Document described in Part VIII of Schedule 1.1(b), (F) SNH Redmond Properties LLC shall be deemed to be an Excluded Subsidiary so long as any Property owned by SNH Redmond Properties LLC remains subject to a Lien arising in connection with any Acquired Property Lien Document described in Part IX of Schedule 1.1(b), and (G) each Vi Subsidiary shall be deemed to be an Excluded Subsidiary so long as any Property owned by such Vi Subsidiary remains subject to a Lien arising in connection with any Acquired Property Lien Document described in Part X of Schedule 1.1(b).

“Guarantor” means any Person that is party to the Guaranty as a “Guarantor”.

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in

Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“SE Subsidiaries” means, collectively, the entities set forth in Part VII of Schedule 1.1.(b).

“Secured Indebtedness” means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date and that is secured in any manner by any Lien on any property and, in the case of the Borrower and its Subsidiaries, shall include (without duplication) the Borrower’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.

“Termination Date” means January 15, 2018, or such later date to which the Termination Date may be extended pursuant to Section 2.12.

“Unencumbered Asset” means each Property that satisfies all of the following requirements: (a) such Property is (i) owned in fee simple solely by the Borrower or a Wholly Owned Subsidiary or (ii) leased solely by the Borrower or a Wholly Owned Subsidiary pursuant to a Ground Lease; (b) such Property is not an Asset Under Development and is in service; (c) neither such Property, nor any interest of the Borrower or such Subsidiary therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) and (e) through (j) of the definition thereof) or to any Negative Pledge; (d) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (j) of the definition thereof) or (ii) any Negative Pledge; (f) such Property is free of structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property; (g) any Lessee of more than a majority of the leasable space in such Property is not more than 120 days past due with respect to any fixed rental payment obligations under any Lease for such Property; and (h) such Property has been designated by the Borrower as an “Unencumbered Asset” on Schedule 6.1.(z) or on an Unencumbered Asset Certificate delivered by the Borrower to the Administrative Agent pursuant to Section 8.3.  Notwithstanding the immediately preceding sentence, a Property owned by a Foreign Subsidiary will be considered to be an Unencumbered Asset so long as: (1) such Property is (i) owned in fee simple (or the legal equivalent in the jurisdiction where such Property is located) by such Foreign Subsidiary or (ii) leased solely by such Foreign Subsidiary pursuant to a long-term lease having terms and conditions reasonably acceptable to the Administrative Agent; (2) all of the issued and outstanding Equity Interests of such Foreign Subsidiary are legally and beneficially owned by one or more of the Borrower and Wholly Owned Subsidiaries; (3) such Foreign Subsidiary has no Indebtedness other than (x) Nonrecourse Indebtedness and (y) other Indebtedness in an aggregate outstanding principal amount of less than 2.0% of the value of the assets of such Foreign Subsidiary (such value to be determined in a manner consistent with the definition of Total Asset Value or, if not contemplated under the definition of Total Asset Value, in a manner acceptable to the Administrative Agent); (4) neither such Property, nor any interest of such Foreign Subsidiary therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (j) of the definition thereof) or to any Negative Pledge; and (5) such Property satisfies the requirements set forth in the immediately preceding clauses (b), (c), (d), (e), (f) and (g).  In addition, a Senior Housing Asset Pool or the portion thereof comprised of Properties which are individually Unencumbered Assets shall constitute an Unencumbered Asset for purposes of this Agreement.

“Unsecured Indebtedness” means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding at such date that is not Secured Indebtedness (excluding Indebtedness associated with Unconsolidated Affiliates that is not Guaranteed by a Loan Party) and in the case of the Borrower shall include (without duplication) Indebtedness that does not constitute Secured Indebtedness.  Indebtedness secured solely by a pledge of Equity Interests in a Subsidiary owning one or more Properties which is also recourse to the Borrower or a Subsidiary shall not be treated as Secured Indebtedness.

(e)           The Credit Agreement is amended by adding the following definition of “Vi Subsidiaries” in the appropriate alphabetical location in Section 1.1.:

“Vi Subsidiaries” means, collectively, the entities set forth in Part X of Schedule 1.1.(b).

(f)            The Credit Agreement is amended by deleting the definition of “GMAC Subsidiary” from Section 1.1.

(g)           The Credit Agreement is amended by deleting “$50,000,000” from Section 2.3.(a) and replacing it with “$100,000,000”.

(h)           The Credit Agreement is amended by deleting “one-quarter of one percent (0.25%)” from Section 3.5.(d) and replacing it with “fifteen one-hundredths of one percent (0.15%)”.

(i)            The Credit Agreement is amended by restating Section 7.13. in its entirety as follows:

Section 7.13.  Guarantors.

(a)           Within 10 days after the date on which any of the following conditions first applies to any Subsidiary that is not already a Guarantor, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary (or if the Guaranty is not then in existence, a Guaranty executed by such Subsidiary) and (ii) the items that would have been delivered under subsections (iv) through (viii), (x)

and (xiii) of Section 5.1.(a) if such Subsidiary had been required to be a Guarantor on the Agreement Date:

(x)           such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Borrower or any other Subsidiary of the Borrower; provided, that a Subsidiary shall not be required to become a Guarantor under this clause (x) if such Subsidiary is (A) an Excluded Subsidiary that has Guaranteed, or otherwise become obligated in respect of, any Indebtedness of another Excluded Subsidiary or (B) a TRS that leases a Property from the Borrower or another Subsidiary and has Guaranteed, or otherwise become obligated in respect of, Nonrecourse Indebtedness of the Borrower or such other Subsidiary secured by a Lien on such Property; or

(y)           such Subsidiary (A) owns an Unencumbered Asset or other asset the value of which is included in the determination of Unencumbered Asset Value and (B) or any other Subsidiary directly or indirectly owning any Equity Interest in such Subsidiary, has incurred, acquired or suffered to exist, any Indebtedness that is not Nonrecourse Indebtedness except for (i) in the case of a TRS, Indebtedness owing to the Borrower and (ii) other Indebtedness that is not Nonrecourse Indebtedness which, together with all other such Indebtedness of Subsidiaries owning Unencumbered Assets or other asset the value of which is included in the determination of Unencumbered Asset Value and that are not Guarantors, does not exceed $1,000,000 at any time outstanding.

(b)           The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall release, a Guarantor from the Guaranty so long as: (i) either (A) simultaneously with its release from the Guaranty such Subsidiary will cease to be a Subsidiary or (B) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly permitted under the Loan Documents; and (iv) the Administrative Agent shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release.  Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(j)            The Credit Agreement is amended by restating Section 9.1.(g) in its entirety as follows:

(g)           [Intentionally Omitted.]

(k)           The Credit Agreement is amended by restating Section 9.7.(b) in its entirety as follows:

(b)           The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, enter into any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect.

(l)            The Credit Agreement is amended by restating Section 10.1.(l)(i) in its entirety as follows:

(i)            any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25% of the total voting power of the then outstanding voting stock of the Borrower; or

(m)          The Credit Agreement is amended by replacing Schedule 1.1.(b) attached thereto with Schedule 1.1.(b) attached hereto.

(n)           The Credit Agreement is amended by deleting Schedule I attached thereto in its entirety and substituting in lieu thereof Schedule I attached hereto.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the allocation of the Commitments under Section 3 below and the release of the Guarantors under Section 4 below, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and all of the Lenders;

(b)           Evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid; and

(c)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Allocations.  The Administrative Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment (the “Amendment Effective Date”), the outstanding Revolving Loans and the participation interests of the Lenders in any outstanding Letters of Credit and Swingline Loans shall be allocated among the Lenders in accordance with their respective Commitment Percentages calculated based on the Commitments of the Lenders set forth on Schedule I attached hereto (the “Post-Amendment Commitment Percentage”).  To effect such allocations, each Lender whose Post-Amendment Commitment Percentage exceeds the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment and any Lender providing a new Commitment shall make a Revolving Loan in such amount as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date.  The Administrative Agent shall make such amounts of the proceeds of such Revolving Loans available

(a) to each Lender whose Post-Amendment Commitment Percentage is less than the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date and (b) to the Exiting Lenders (as defined below) as is necessary to repay in full the Revolving Loans owing to such Exiting Lenders.  The parties hereto confirm that the aggregate outstanding principal amount of the Revolving Loans immediately prior to the Amendment Effective Date is equal to the aggregate outstanding principal amount of the Revolving Loans immediately after giving effect to the Amendment.  Except for any Revolving Notes to be provided to the Lenders in the principal amount of their respective Commitments, no other documents, instruments or fees (other than fees set forth in Section 2(b) above) shall be, or shall be required to be, executed or paid in connection with such allocations (all of which are hereby waived, as necessary).

Each of First Tennessee Bank, National Association, Land Bank of Taiwan Los Angeles Branch, Mizuho Bank Ltd., and Sovereign Bank, as a new Lender under the Credit Agreement on the Amendment Effective Date (each a “New Lender”), hereby agrees to provide a new Commitment in the amount set forth for such Lender on Schedule I attached hereto.  On the Amendment Effective Date, each New Lender agrees to become and shall be deemed a Lender for all purposes of the Credit Agreement, and each reference to the Lenders in the Credit Agreement shall be deemed to include the New Lenders.  Each New Lender hereby appoints Wells Fargo Bank, National Association as the Administrative Agent for such New Lender and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and other Loan Documents as are delegated to the Administrative Agent by the terms thereof.

On the Amendment Effective Date, the Commitments of each of Bank Hapoalim, Bank of Communications Co., Ltd., New York Branch, Cathay United Bank Ltd., Chang Hwa Commercial Bank, Ltd., New York Branch, Hua Nan Commercial Bank, Ltd. New York Agency, The Bank of East Asia, Limited, Los Angeles Branch, and United Overseas Bank Limited, Los Angeles Agency (each, an “Exiting Lender”) shall be terminated, all outstanding amounts due under the Credit Agreement and the other Loan Documents to the Exiting Lenders on the Amendment Effective Date shall be paid in full, and each Exiting Lender shall cease to be a Lender under the Credit Agreement.

The Administrative Agent, the Borrower and each Lender confirms the amount of each such Lender’s Commitment as set forth on Schedule I attached hereto.

Section 4.  Release of Guarantors.  Upon the effectiveness of this Amendment as provided in Section 2 above, the Administrative Agent and the Lenders agree that the Guarantors set forth on Schedule II attached hereto shall be released as Guarantors under the Guaranty in effect immediately prior to the effectiveness of this Amendment and such Guaranty shall terminate.

Section 5.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

(d)           Guarantors.  Schedule II attached hereto sets forth all of the Subsidiaries of the Borrower that are Guarantors immediately prior to the effectiveness of this Amendment.  As of the effective date of this Amendment and after giving effect thereto, no Subsidiary is required to be a Guarantor pursuant to Section 7.13. of the Credit Agreement as amended by this Amendment.

Section 6.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 7.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard Doyle
	Name:	Richard Doyle
	Title:	Chief Financial Officer and Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Vice President

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COMPASS BANK, an Alabama banking corporation, as a Lender

By:	/s/ S. Kent Gorman
	Name:	S. Kent Gorman
	Title:	Sr. VP

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas E. Blackman
	Name:	Douglas E. Blackman
	Title:	Senior Vice President

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RBS CITIZENS, N.A., as a Lender

By:	/s/ Philip Soares
	Name:	Philip Soares
	Title:	Vice President

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Ashish Tandon
Authorized Officer: Ashish Tandon
Title: Vice President
Lender: Capital One, NA
REIT Finance Group
1680 Capital One Drive, 10th Floor
McLean, VA 22102
Telephone Number: 703-720-6736

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COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

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TD BANK, N.A., as a Lender

By:	/s/ Mary Merrill, VP
	Name:	Mary Merrill
	Title:	Senior Credit Manager

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MIZUHO BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

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SOVEREIGN BANK, as a Lender

By:	/s/ John D. Everly
	Name:	John D. Everly
	Title:	Senior Vice President

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TAIWAN COOPERATIVE BANK SEATTLE BRANCH, as a Lender

By:	/s/ Ming Chih Chen
	Name:	Ming Chih Chen
	Title:	VP & General Manager

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH, as a Lender

By:	/s/ Hsiao-Ho Huang
	Name:	Hsiao-Ho Huang
	Title:	SVP & GM

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MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Luke Hwang
	Name:	Luke Hwang
	Title:	VP & DGM

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BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender

By:	/s/ Jane Chang
	Name:	Jane Chang
	Title:	VP & General Manager

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FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Derek Chang
	Name:	Derek Chang
	Title:	Vice President

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FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tyrus J. Treadwell
	Name:	Tyrus J. Treadwell
	Title:	Authorized Signatory

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LAND BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender

By:	/s/ Henry C. R. Leu
	Name:	Henry C. R. Leu
	Title:	S.V.P. & General Manager

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[Signature Page to First Amendment to Credit Agreement for Senior Housing Properties Trust]

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

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[Signature Page to First Amendment to Credit Agreement for Senior Housing Properties Trust]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

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[Signature Page to First Amendment to Credit Agreement for Senior Housing Properties Trust]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

[Signatures Continue on Next Page]

[Signature Page to First Amendment to Credit Agreement for Senior Housing Properties Trust]

CHINATRUST COMMERCIAL BANK LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Ralph Wu
	Name:	Ralph Wu
	Title:	SVP & General Manager

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[Signature Page to First Amendment to Credit Agreement for Senior Housing Properties Trust]

FIRST COMMERCIAL BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jason Lee
	Name:	Jason Lee
	Title:	V.P. & General Manager

Schedule 1.1.(b)

Acquired Property Lien Documents

[To be attached]

Schedule 1.1.(b)

Acquired Property Lien Documents

PART I — LEISURE PARK, NEW JERSEY

1.                                      Loan Agreement, between the New Jersey Economic Development Authority (the “Authority”) and Leisure Park Venture Limited Partnership (the “Partnership”), dated as of December 1, 1997.

2.                                      Trust Indenture, dated December 1, 1997, by and between the Authority and Marine Midland Bank (the “Trustee”).

3.                                      Guaranty Agreement, dated December 1, 1997, by Host Marriott Corporation in favor of the Trustee.

4.                                      Tax Regulatory Agreement, from the Partnership to the Authority, dated November 1, 1997.

Property subject to the foregoing Part I Acquired Property Lien Documents:

OWNER	STREET	CITY	STATE
Leisure Park Venture Limited Partnership	1400 Route 70	Lakewood	New Jersey

PART II — LAFAYETTE, KENTUCKY

A.            Capital Lease Documents

1.  Lease and Option, dated as of December 1, 1983, by and among Lafayette at Country Place Associates (“Lafayette”), as lessor, CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.), as assignee of LAPC, Inc. and RLI, Inc., as lessee, and Forum Group, Inc., as guarantor.

2.  Assignment of Lease, dated as of June 1, 1985, between RLI, Inc., as assignor, and LAPC, Inc., as assignee.

3.  Addendum to Lease and Option, dated as of June 1, 1985, by and among Lafayette, CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.), as successor to RLI, Inc., and Forum Group, Inc.

4.  Assignment of Lease, dated as of March 31, 1989, executed by LAPC, Inc. in favor of CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc., successor to Excepticon of Kentucky, Inc.), and Acceptance of Assignment of Lease, dated as of March 31, 1989, executed by CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc., successor to Excepticon of Kentucky, Inc.), as assignee.

5.  Letter Agreement, dated November 16, 1994, by and among CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.), Lafayette, and Central Bank & Trust, Co.

6.  Second Amendment and Addendum to Lease and Option, dated January 18, 1996, by and among Lexington Country Place Associates II, CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.) and Forum Group, Inc.

7.  Consent and Release, dated December 1996, by and among Lexington Country Place Associates II, CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.) and Forum Group, Inc.

8.  Consent and Waiver, dated January 14, 1997.

B.            Bond Documents

1.  Note, dated December 1, 1983, from Lafayette to Lexington-Fayette Urban County Government (“Issuer”), in the original principal amount of $7,700,000.

2.  Loan Agreement and Mortgage, dated December 1, 1983, by and between Issuer and Lafayette.

3.  First Amendment to and Supplement of Loan Agreement and Mortgage, dated December 1, 1983, by and between Issuer and Lafayette.

4.  First Amendment to Loan Agreement and Mortgage, dated November 30, 1994, by and between Issuer and Lafayette.

5.  Second Amendment to Loan Agreement and Mortgage, dated January 1, 1995, by and between Issuer and Lafayette.

6.  Third Amendment to Loan Agreement and Mortgage, dated October 1, 1996, by and between Issuer and Lafayette.

7.  Indenture of Trust dated, December 1, 1983, by and between Issuer and Central Bank and Trust Co. (“Trustee”).

8.  First Amendment to and Supplement of Indenture of Trust dated December 1, 1983 by and between Issuer and Trustee.

9.  Second Amendment to Indenture of Trust, dated February 1, 1995, by and between Issuer and Trustee.

10.  Guaranty Agreement, dated December 1, 1983, by and between Forum Group, Inc. and Trustee.

11.  Collateral Pledge and Security Agreement, dated as of February 10, 1995, among CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc.), as tenant, Forum Group, Inc., as guarantor and Trustee.

Property subject to the foregoing Part II Acquired Property Lien Documents:

OWNER	STREET	CITY	STATE
CCC of Kentucky Trust	690 Mason Headley Road (Capital Lease)	Lexington	Kentucky

PART III — LEXINGTON, KENTUCKY

A.            Capital Lease Documents

1.  Lease and Option, dated March 31, 1983, by and among Lexington Country Place Associates (“Lexington”), as lessor, and CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc., successor to Excepticon of Kentucky, Inc.) the assignee of RLI, Inc., as lessee, and Forum Group, Inc. as guarantor.

2.  Assignment of Lease, dated March 31, 1989.

3.  First Amendment and Second Addendum to Lease and Option, dated as of January 18, 1996, by and among Lexington, CCC of Kentucky Trust (successor by merger to CCC of Kentucky, Inc., f/k/a Forum of Kentucky, Inc., successor to Excepticon of Kentucky, Inc.) and Forum Group Inc.

B.            Lexington’s interest in the property is encumbered by a mortgage loan.  The Borrower’s undepreciated book value of this property is approximately $6.7 million.

Property subject to the foregoing Part III Acquired Property Lien Documents:

OWNER	STREET	CITY	STATE
CCC of Kentucky Trust	700 Mason Headley Road (Capital Lease)	Lexington	Kentucky

PART IV — [INTENTIONALLY DELETED]

PART V — RMI SUBSIDIARIES

Eight (8) properties acquired from Retirement Management, Inc. (“RMI”) are encumbered by Liens (the “FNMAE RMI Liens”) securing loans made by Red Mortgage Capital, Inc. (“RMC”).1  These properties were acquired by the subsidiaries of Borrower listed below (each an “SNH RMI Subsidiary” and collectively, the “SNH RMI Subsidiaries”) from the RMI subsidiaries listed below (the “Initial RMI Borrowers”) and simultaneously leased to Five Star Quality Care — RMI LLC (“Tenant”) on September 1, 2008 (the “Acquisition”).  The initial financings for all eight (8) of these properties (the “Initial Financings”) closed on April 13, 2007, and the secondary financings for seven (7) of these properties (the “Secondary Financings”) closed on October 31, 2007.  The SNH RMI Subsidiary not subject to the Secondary Financings is SNH RMI Sycamore Manor Properties LLC.

A.            SNH RMI Subsidiaries

SNH RMI Fox Ridge Manor Properties LLC

SNH RMI Jefferson Manor Properties LLC

SNH RMI McKay Manor Properties LLC

SNH RMI Northwood Manor Properties LLC

SNH RMI Oak Woods Manor Properties LLC

SNH RMI Park Square Manor Properties LLC

SNH RMI Smith Farms Manor Properties LLC

SNH RMI Sycamore Manor Properties LLC

B.            Initial RMI Borrowers

Fox Ridge Manor, LLC

Jefferson Manor, LLC

McKay Manor, LLC

Northwood Manor, LLC

Oak Woods Manor, LLC

Park Square Manor, LLC

Smith Farms Manor, LLC

Sycamore Manor, Inc.

1  The loans were subsequently assigned by RMC to FNMAE, though RMC continues to act as servicer therefor.

C.            FNMAE RMI Lien Documents

Each of the eight (8) Initial Financings is evidenced by a set of loan documents, all of which sets are substantially similar and generally include the instruments described below in items 1-4 (collectively, the “Initial Financing Loan Documents”).  Each of the seven (7) Secondary Financings is evidenced by a set of loan documents, all of which sets are substantially similar and generally include the instruments described below in items 5-8 (collectively, the “Secondary Financing Loan Documents” and together with the Initial Financing Loan Documents, collectively, the “RMI Loan Documents”).  The Initial Financing Loan Documents are all dated as of April 13, 2007.  The Secondary Financing Loan Documents are all dated as of October 31, 2007.

In connection with the Acquisition, in order to evidence the assumptions of the Fannie Mae RMI Liens by the SNH RMI Subsidiaries, each Initial RMI Borrower and its counterpart SNH RMI Subsidiary entered into a set of assumption and release agreements, and each SNH RMI Subsidiary, FNMAE and Tenant entered into a set of subordination, assignment and security agreements.  Each such assumption and release agreement (collectively, the “RMI Assumption and Release Agreements”) is substantially similar and includes the instrument described below in item 9.  Each such subordination, assignment and security agreement (collectively, the “RMI SASAs”) is substantially similar and includes the instrument described below in item 10.  All of the RMI Assignment and Assumption Agreements and RMI SASAs are dated as of September 1, 2008.

Each of the RMI Loan Documents, the RMI Assignment and Assumption Agreements, and the RMI SASAs, as each such instrument has been or may be amended, supplemented or otherwise modified, is an Acquired Property Lien Document.

1.  Multifamily Notes, by the Initial RMI Borrowers in favor of RMC.

2.  Multifamily Mortgage, Assignment of Rents and Security Agreements, made by the Initial RMI Borrowers in favor of RMC.

3.  Replacement Reserve and Security Agreements, by and between the Initial RMI Borrowers and RMC.

4.  Subordination, Assignment and Security Agreements, by and among the Initial RMI Borrowers, RMC and RMI.

5.  Multifamily Notes by the Initial RMI Borrowers in favor of RMC.

6.  Multifamily Mortgage, Assignment of Rents and Security Agreements, made by the Initial RMI Borrowers in favor of RMC.

7.  Replacement Reserve and Security Agreements, by and between the Initial RMI Borrowers and RMC.

8.  Subordination, Assignment and Security Agreements, by and among the Initial RMI Borrowers, RMC and RMI.

9.  Assumption and Release Agreements, by and among the Initial RMI Borrowers, RMI, David A. Lewis and Robert A. DeVoss, the SNH RMI Subsidiaries, Borrower and FNMAE.

10.  Subordination, Assignment and Security Agreements, by and among the SNH RMI Subsidiaries, FNMAE and Tenant.

Properties subject to the foregoing Part V Acquired Property Lien Documents:

OWNER	STREET	CITY	STATE
SNH RMI Fox Ridge Manor Properties LLC	150 Fox Ridge Drive	Vincennes	Indiana
SNH RMI Jefferson Manor Properties LLC	603 Saint Joseph Drive	Kokomo	Indiana

OWNER	STREET	CITY	STATE
SNH RMI McKay Manor Properties LLC	1473 East McKay Road	Shelbyville	Indiana
SNH RMI Northwood Manor Properties LLC	1590 West Timberview Drive	Marion	Indiana
SNH RMI Oak Woods Manor Properties LLC	1211 Longwood Drive	La Porte	Indiana
SNH RMI Park Square Manor Properties LLC	6990 East County Road 100 North	Avon	Indiana
SNH RMI Smith Farms Manor Properties LLC	406 Smith Drive	Auburn	Indiana
SNH RMI Sycamore Manor Properties LLC	222 South 25th Street	Terra Haute	Indiana

PART VI — [INTENTIONALLY DELETED]

PART VII — SE SUBSIDIARIES

A.            Ashley River Plantation Loan Documents

1.             Multifamily Note dated June 11, 2008 by Oak Haven Senior Living, LLC (“Ashley River Transferor”) for the benefit of Red Mortgage Capital, Inc. (“Ashley River Original Lender”) in the original principal amount of $11,926,000.

2.             Multifamily Mortgage, Assignment of Rents and Security Agreement, dated June 11, 2008 by Ashley River Transferor for the benefit of Ashley River Original Lender.

3.             Exceptions to Non-Recourse Guaranty dated June 11, 2008 by Bell Partners Inc. (“Ashley River Original Key Principal”) for the benefit of Ashley River Original Lender.

4.             Assumption and Release Agreement dated as of June 20, 2011 between Ashley River Transferor, SNH SE Ashley River LLC (“Ashley River Transferee”), Ashley River Original Key Principal, the Borrower and Fannie Mae.

5.             Subordination, Assignment and Security Agreement dated as of June 20, 2011 between Ashley River Transferee, Fannie Mae, SNH SE Ashley River Tenant LLC, and FVE Managers, Inc.

Property subject to the foregoing Part VII.A  Acquired Property Lien Documents:

OWNER	TENANT	STREET	CITY	STATE
SNH SE Ashley River LLC	SNH SE Ashley River Tenant LLC	2330 Ashley River Road	Charleston	South Carolina

B.            Daniel Island Loan Documents

1.             Mortgage Note dated October 23, 2010 by Daniel Island Assisted Living L.P. in favor of Grandbridge Real Estate Capital LLC in the original principal amount of $4,898,700.

2.             Mortgage recorded on September 22, 2010 by Daniel Island Assisted Living L.P. in favor of Grandbridge Real Estate Capital LLC.

3.             Security Agreement dated as of September 23, 2010 between Daniel Island Assisted Living L.P. and Grandbridge Real Estate Capital LLC.

4.             Regulatory Agreement for Multifamily Housing Projects dated as of September 23, 2010 between Daniel Island Assisted Living L.P. and Secretary of Housing and Urban Development.

5.             Control Agreement for Deposit Account dated as of September 16, 2010 among Daniel Island Assisted Living L.P., Grandbridge Real Estate Capital LLC and Branch Banking and Trust.

Property subject to the foregoing Part VII.C Acquired Property Lien Documents:

OWNER	TENANT	STREET	CITY	STATE
SNH SE Daniel Island LLC	SNH SE Daniel Island Tenant LLC	320 Seven Farms Drive	Charleston	South Carolina

PART VIII — SNH Kent Properties LLC

A.            Kent, WA Loan Documents

1.             Multifamily Note, dated as of September 30, 2005, made by F.C. Associates I, LLC (“Kent Transferor”), for the benefit of Chartermac Mortgage Capital Corporation (“Original Kent Lender”) as endorsed over to Federal Home Loan Mortgage Corporation (“Freddie Mac”), in the original principal amount of $8,000,000.00.

2.             Multifamily Deed of Trust, Assignment of Rents and Security Agreement, dated as of September 30, 2005, made by Kent Transferor for the benefit of Original Kent Lender, as assigned by that certain Assignment of Security Instrument, dated as of September 30, 2005, to Freddie Mac.

3.             Assumption Agreement, dated as of July 31, 2012, by and among Kent Transferor, SNH Kent Properties LLC, Freddie Mac, Charles S. Lytle, Karen E. Lytle and the Borrower.

4.             Subordination, Non-Disturbance and Attornment Agreement, dated as of July 31, 2012, by and among Freddie Mac, SNH Kent Properties LLC and Farrington Court (WAKFC), LLC.

5.             Guaranty Agreement, dated as of July 31, 2012, from the Borrower for the benefit of Freddie Mac.

6.             Replacement Reserve Agreement, dated as of July 31, 2012, between SNH Kent Properties LLC and Freddie Mac.

OWNER	TENANT	STREET	CITY	STATE
SNH Kent Properties LLC	Farrington Court (WAKFC), LLC	516 Kenosia Avenue South	Kent	Washington

PART IX— SNH Redmond Properties LLC

A.            Redmond, WA Loan Documents

1.             Multifamily Note, dated as of April 30, 2008, made by Sterling Park, L.L.C. (“Redmond Transferor”), payable to Deutsche Bank Berkshire Mortgage, Inc. (“Original Redmond Lender”), in the original principal amount of $13,000,000.00, with attached Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability, executed by Walter C. Bowen.

2.             Multifamily Deed of Trust, Assignment of Rents and Security Agreement, dated as of April 30, 2008, made by Redmond Transferor for the benefit of Original Redmond Lender, as assigned by that certain Assignment of Multifamily Deed of Trust, dated as of April 30, 2008, by Original Redmond Lender to Fannie Mae.

3.             Replacement Reserve and Security Agreement, dated as of April 30, 2008, between Redmond Transferor and Original Redmond Lender.

4.             Assumption and Release Agreement, dated as of January 9, 2013, by and among Redmond Transferor, Walter C. Bowen, SNH Redmond Properties LLC, the Borrower and Fannie Mae.

5.             Subordination, Assignment and Security Agreement, dated as of January 9, 2013, by and among SNH Redmond Properties LLC, Fannie Mae, Overlake Terrace LLC and Stellar Senior Living LLC.

OWNER	TENANT	STREET	CITY	STATE
SNH Redmond Properties LLC	Overlake Terrace LLC	2956 152nd Avenue NE	Redmond	Washington

PART X — VI SUBSIDIARIES

A.            Boca Raton, FL Loan Documents

1.             Consolidated, Amended and Restated Discount MBS Multifamily Note, dated as of May 5, 2000, in the original principal amount of $23,692,000.00, made by CC-Boca, Inc. (“Boca Transferor”), payable to Berkshire Mortgage Finance Limited Partnership (“Original FL Lender”), as amended by an Amendment to Consolidated, Amended and Restated Discount MBS Multifamily Note, dated August 22, 2000, between Boca Transferor and Fannie Mae, as further amended by that certain Discount MBS Multifamily Note Modification Agreement, dated as of May 1, 2005, between Boca Transferor and Fannie Mae.

2.             Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents And Security Agreement, dated as of May 5, 2000, as assigned by that certain Assignment of Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 5, 2000, and as amended by that certain Amendment to Consolidated Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 1, 2005, by and between Boca Transferor and Fannie Mae.

3.             Replacement Reserve and Security Agreement, dated as of May 5, 2000, by and between Boca Transferor and Original FL Lender, as amended by an Amendment to Replacement Reserve and Security Agreement, dated as of May 1, 2005, by and between Boca Transferor and Fannie Mae.

4.             Assumption and Release Agreement, dated as of December 15, 2011, among Boca Transferor, CC-Development Group, Inc., SNH BRFL Properties LLC, the Borrower and Fannie Mae.

5.             Subordination, Assignment and Security Agreement, dated as of December 15, 2011, among SNH BRFL Tenant LLC, Fannie Mae, SNH BRFL Properties LLC, and FVE Managers, Inc.

OWNER	TENANT	STREET	CITY	STATE
SNH BRFL Properties LLC	SNH BRFL Tenant LLC	22601 Camino Del Mar	Boca Raton	Florida

B.            Plantation, FL Loan Documents

1.             Consolidated, Amended and Restated Discount MBS Multifamily Note, dated as of May 5, 2000, in the original principal amount of $22,808,000.00, made by CC-Plantation, Inc. (“Plantation Transferor”), payable to the Original FL Lender, as amended by an Amendment to Consolidated, Amended and Restated Discount MBS Multifamily Note, dated August 22, 2000, between Plantation Transferor and Fannie Mae, as further amended by that certain Discount MBS Multifamily Note Modification Agreement, dated as of May 1, 2005, between Plantation Transferor and Fannie Mae.

2.             Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 5, 2000, as assigned by that certain Assignment of Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 5, 2000, and as amended by that certain Amendment to Consolidated Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 1, 2005, executed by and between Plantation Transferor and Fannie Mae.

3.             Replacement Reserve and Security Agreement, dated as of May 5, 2000, by and between Plantation Transferor and Original FL Lender, as amended by an Amendment to Replacement Reserve and Security Agreement dated as of May 1, 2005, executed by and between Plantation Transferor and Fannie Mae.

4.             Assumption and Release Agreement, dated as of December 15, 2011, among Plantation Transferor, CC-Development Group, Inc., SNH PLFL Properties LLC, the Borrower and Fannie Mae.

5.             Subordination, Assignment and Security Agreement, dated as of December 15, 2011, among SNH PLFL Tenant LLC, Fannie Mae, SNH PLFL Properties LLC, and FVE Managers, Inc.

OWNER	TENANT	STREET	CITY	STATE
SNH PLFL Properties LLC	SNH PLFL Tenant LLC	8500 West Sunrise Blvd.	Plantation	Florida

C.            Yonkers, NY Loan Documents

1.             Multifamily Note, dated as of February 28, 2006 from CR Riverdale Limited Partnership (“Yonkers Transferor”) to Red Mortgage Capital, Inc. (“Original Yonkers Lender”) in the original principal amount of $1,000,000.00, as assigned to Fannie Mae (the “Bronx Note”).

2.             Consolidated Amended and Restated Multifamily Note, dated as of February 28, 2006 from Yonkers Transferor to Original Yonkers Lender in the original principal amount of $33,000,000.00, as assigned to Fannie Mae (the “Westchester Note”).

3.             Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of February 27, 2006, between Yonkers Transferor and Original Yonkers Lender (the “Bronx Mortgage”), as assigned to Fannie Mae pursuant to an Assignment of Mortgage, dated as of February 27, 2006, by Original Yonkers Lender to Fannie Mae.

4.             Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of February 2, 2006, between Yonkers Transferor and Original Yonkers

Lender (the “Westchester Mortgage”), as assigned to Fannie Mae pursuant to an Assignment of Mortgage, dated as of February 27, 2006, by Original Yonkers Lender to Fannie Mae.

5.             Replacement Reserve and Security Agreement, dated as of February 28, 2006, between Yonkers Transferor and Original Yonkers Lender.

6.             Exceptions to Non-Recourse Guaranty, dated as of February 28, 2006, by Forest City Rental Properties Corporation and CC-Development Group, Inc., for the benefit of Original Yonkers Lender.

7.             Assumption and Release Agreement, dated as of August 31, 2012, among Yonkers Transferor, CC-Development Group, Inc., SNH Yonkers Properties Trust, the Borrower and Fannie Mae.

8.             Subordination, Assignment and Security Agreement, dated as of August 31, 2012, among SNH Yonkers Tenant Inc., Fannie Mae, SNH Yonkers Properties Trust, and FVE Managers, Inc. (floors other than 2-5).

9.           Subordination, Assignment and Security Agreement, dated as of August 31, 2012, among SNH Yonkers Tenant Inc., Fannie Mae, SNH Yonkers Properties Trust, D&R Yonkers LLC, and FVE Managers, Inc. (floors 2-5).

OWNER	TENANT	STREET	CITY	STATE
SNH Yonkers Properties Trust	SNH Yonkers Tenant Inc. D&R Yonkers LLC (Subtenant on floors 2-5)	537 Riverdale Avenue 755 Riverdale Avenue	Yonkers, Bronx	New York

Schedule I

Commitments

Lender	Commitment Amount
Wells Fargo Bank, National Association	$65,000,000.00
Royal Bank of Canada	$65,000,000.00
Citibank, N.A.	$65,000,000.00
Bank of America, N.A.	$55,000,000.00
Compass Bank	$55,000,000.00
Regions Bank	$55,000,000.00
PNC Bank, National Association	$50,000,000.00
RBS Citizens, N.A.	$50,000,000.00
Capital One, N.A.	$35,000,000.00
Comerica Bank	$35,000,000.00
Sumitomo Mitsui Banking Corporation, New York	$35,000,000.00
TD Bank, N.A.	$35,000,000.00
Mizuho Bank Ltd.	$25,000,000.00
Sovereign Bank	$20,000,000.00
Taiwan Cooperative Bank Seattle Branch	$15,000,000.00
Mega International Commercial Bank Co., Ltd. Los Angeles Branch	$11,250,000.00
Mega International Commercial Bank Co., Ltd. New York Branch	$11,250,000.00
Bank of Taiwan, Los Angeles Branch	$10,000,000.00
First Hawaiian Bank	$10,000,000.00
First Tennessee Bank, National Association	$10,000,000.00
Land Bank of Taiwan Los Angeles Branch	$10,000,000.00
Chinatrust Commercial Bank Ltd., New York Branch	$7,500,000.00
First Commercial Bank, New York Branch	$5,000,000.00
Jefferies Finance LLC	$5,000,000.00
Morgan Stanley Bank, N.A.	$5,000,000.00
UBS AG, Stamford Branch	$5,000,000.00
TOTAL	$750,000,000.00

Schedule II

Released Guarantors

CCC Alpha Investments Trust
CCC Delaware Trust
CCC Financing I Trust
CCC Financing Limited, L.P.
CCC Investments I, L.L.C.
CCC Leisure Park Corporation
CCC Pueblo Norte Trust
CCC Retirement Communities II, L.P.
CCC Retirement Partners Trust
CCC Retirement Trust
CCDE Senior Living LLC
CCOP Senior Living LLC
Crestline Ventures LLC
CSL Group, Inc.
HRES1 Properties Trust
Lexington Office Realty Trust
MSD Pool 1 LLC
MSD Pool 2 LLC
O.F.C. Corporation
SNH ALT Leased Properties Trust
SNH CHS Properties Trust
SNH LTF Properties LLC
SNH Medical Office Properties LLC
SNH Medical Office Properties Trust
SNH Medical Office Realty Trust
SNH NS Properties Trust
SNH RMI Properties Holding Company LLC
SNH SE Properties LLC
SNH SE Properties Trust
SNH Somerford Properties Trust
SNH Well Properties Trust
SNH/CSL Properties Trust
SNH/LTA Properties GA LLC
SNH/LTA Properties Trust
Somerford Corp.
SPTGEN Properties Trust
SPTIHS Properties Trust
SPTMISC Properties Trust
SPTMNR Properties Trust
SPTMRT Properties Trust
SPTSUN II Properties Trust